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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37948) of FreeMarkets, Inc. of our report dated April 5, 2000 relating to the financial statements of iMark.com, Inc., which appears in this Current Report on Form 8-K of FreeMarkets, Inc. dated April 6, 2000, amended as of June 5, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP


Pittsburgh, Pennsylvania
June 5, 2000